Power of Attorney

I, Simonetta Vendittelli, in my capacity as Vice President, Controller, and Chief Financial Officer of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, Thomas J. Loftus, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 3, 2024 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Simonetta Vendittelli
	Vice President and Controller	April 3, 2024
Simonetta Vendittelli